SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                    0-26483                  94-3236309
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

      On July 26, 2004, VaxGen, Inc. (the "Company") was notified by William Young that he was resigning from the Company's Board of Directors, effective immediately. On July 30, 2004, the Company issued a press release entitled, "VaxGen Announces Appointment of Randall Caudill as Board Chairman and Resignation of William Young; CEO Lance Gordon Named to Additional Post of President".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release issued by VaxGen, Inc., on July 30, 2004 entitled, "VaxGen Announces Appointment of Randall Caudill as Board Chairman and Resignation of William Young; CEO Lance Gordon Named to Additional Post of President".

                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VaxGen, Inc.
                                             (Registrant)


Dated: July 30, 2004
                                             By:    /s/ James M. Cunha
                                                 -----------------------------
                                                 James M. Cunha
                                                 Chief Financial Officer